UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2018

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1665 Scenic Avenue, Suite 250, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the completion of the Acquisition (as defined and discussed below in Item 2.01), on April 18, 2018 (the “Closing Date”), TTM Technologies, Inc. (the “Company”) entered into a Fourth Amendment (the “Fourth Amendment”) to the Term Loan Credit Agreement (the “TLB Agreement”) dated as of May 31, 2015, as amended by the First Amendment, dated as of September 27, 2016, the Second Amendment, dated as of September 28, 2017, and the Third Amendment, dated as of December 8, 2017, among the Company, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents thereto. Pursuant to the Fourth Amendment, the TLB Agreement was amended to (i) add a new $600.0 million incremental senior secured term loan facility that matures in September 2024 (the “Incremental Facility”) on terms and conditions substantially similar to the existing term loans under the TLB Agreement and (ii) make certain other changes to the TLB Agreement. On the Closing Date, the Incremental Facility was funded in connection with the completion of the Acquisition, and the proceeds were used as discussed below in Item 2.01.

Consistent with the existing loans under the TLB Agreement, the Incremental Facility is secured by a significant amount of the domestic assets of the Company and a pledge of 65% of the voting stock of the Company’s first tier foreign subsidiaries. Other than specified immaterial domestic subsidiaries, each of the Company’s direct and indirect, existing and future, domestic subsidiaries, including Anaren after the closing of the Acquisition (as defined below), are guarantors under the Incremental Facility.

A copy of the Fourth Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference thereto. The foregoing summary of the amendments to the TLB Agreement pursuant to the Fourth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the TLB Agreement as amended by the Fourth Amendment.

Section 2 – Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, pursuant to the terms of the Stock Purchase Agreement, dated December 1, 2017, by and among the Company, Anaren Holdings LLC, a Delaware limited liability company (the “Seller”), and Anaren Holding Corp., a Delaware corporation and a direct, wholly-owned subsidiary of the Seller (“Anaren”), the Company completed its previously announced acquisition of all of the issued and outstanding shares of common stock of Anaren (the “Acquisition”). As a result of the Acquisition, Anaren became a wholly-owned subsidiary of the Company.

The consideration paid by the Company was approximately $775.0 million in cash, subject to customary working capital and certain other adjustments (the “Purchase Price”). On the Closing Date, a portion of the Purchase Price was used to repay in full Anaren’s outstanding debt, with the remaining portion of the Purchase Price paid to Seller (less certain amounts paid for certain transaction expenses and to be held in escrow for the fulfillment of a post-closing purchase price adjustment, if any). The Company used a combination of cash on hand and the $600 million of borrowings under the Incremental Facility to fund the Purchase Price and pay fees and expenses related to the Acquisition.

The foregoing description of the Acquisition does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stock Purchase Agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on December 4, 2017, and which is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures above under Item 1.01 of this Report are also responsive to this Item 2.03 and are hereby incorporated by reference into this Item 2.03.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.

On April 18, 2018, the Company issued a press release announcing the closing of the Incremental Facility and the Acquisition (the “Closing Press Release”). A copy of the Closing Press Release is furnished with this Report as Exhibit 99.1 and is incorporated herein by reference.

Certain Information

The information furnished in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The Company will file by amendment to this Report, within 71 calendar days of the date on which this Report was required to be filed, the historical financial statements with respect to Anaren required to be filed as part of this Report pursuant to Regulation S-X.

(b)	Pro Forma Financial Information.

The Company will file by amendment to this Report, within 71 calendar days of the date on which this Report was required to be filed, the historical pro forma financial information with respect to Anaren required to be filed as part of this Report pursuant to Regulation S-X.

(d)	Exhibits.

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Stock Purchase Agreement, dated as of December 1, 2017, by and among Anaren Holdings LLC, Anaren Holding Corp., and TTM Technologies, Inc.

10.1	Fourth Amendment to Term Loan Credit Agreement, by and among TTM Technologies, Inc., as Borrower, the several Lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Barclays Bank PLC, as Syndication Agent, Deutsche Bank Securities Inc. and Sun Trust Bank, as Co-Documentation Agents, and Sun Trust Bank, as participant, dated as of April 18, 2018.

99.1	Press Release dated April 18, 2018.

*	Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated December 4, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: April 18, 2018		/s/ Daniel J. Weber
	By:	Daniel J. Weber
Senior Vice President, General Counsel & Secretary